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                                                                 Exhibit 99(ii)


     The Asset Purchase Agreement between Cincinnati Microwave, Inc. and Escort Acquisition Corp., which is being filed as an exhibit to the Form 8-K of Cincinnati Microwave, Inc., date of report March 21, 1997, is being filed without the Exhibits and Schedules. Attached to the Asset Purchase Agreement is a list briefly identifying the contents of all omitted Exhibits and Schedules. Cincinnati Microwave, Inc. hereby agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.


                                      CINCINNATI MICROWAVE, INC.



                                      By: /s/ E. Williams
                                          ------------------------------
                                          E. Williams
                                          Chairman of the Board (Acting),
                                          President and Chief Executive Officer